SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 20, 2009

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	001-32373	27-0099920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 414-1000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

One of Las Vegas Sands Corp.’s subsidiaries has filed an application with The Stock Exchange of Hong Kong Limited (the Hong Kong Stock Exchange) in connection with a possible listing on the Main Board of the Hong Kong Stock Exchange. The subsidiary’s shares have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent a registration under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements. No decisions have been made regarding the timing or terms of any such offering or whether the subsidiary will ultimately proceed with such a transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 20, 2009

LAS VEGAS SANDS CORP.

By:	/s/ J. Alberto Gonzalez-Pita
Name:	J. Alberto Gonzalez-Pita
Title:	Senior Vice President & General Counsel

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